Net Loss Per Share Attributable to Common Stockholders	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Net Loss Per Share Attributable to Common Stockholders
Note 16. Net Loss per Share Attributable to Common Stockholders
Basic net loss per share is computed by dividing the net loss by the weighted-average number of common shares outstanding for the period. Because the Company reported a net loss for 2021 and 2020, the number of shares used to calculate diluted net loss per common share is the same as the number of shares used to calculate basic net loss per common share for those periods presented because the potentially dilutive shares would have been antidilutive if included in the calculation.
The following table sets forth the computation of basic and diluted net loss per share attributable to common stockholders (in thousands, except share and per share data):

	Year Ended December 31,
	2021	2020
Numerator:
Net loss attributable to common stockholders	$(180,324)	$(114,164)

Denominator:
Weighted-average shares outstanding	294,851,732	103,946,993

Net loss per share attributable to common stockholders, basic and diluted	$(0.61)	$(1.10)

The following outstanding shares of potentially dilutive securities were excluded from the computation of diluted net loss per share attributable to common stockholders for the periods presented because including them would have been antidilutive:

	Year Ended December 31,
	2021	2020
Redeemable convertible preferred stock	—	332,764,215
Common stock warrants	28,783,333	758,515
Unvested restricted stock awards	3,029,781	547,101
Unvested restricted stock units	10,032,870	—
Unvested early exercised common stock options	6,454,354	9,393,779
Options to purchase common stock	20,807,198	24,576,859
Earnout Shares	17,130,000	—

Total	86,237,536	368,040,469